Statutory Financial Data and Dividend Restrictions - Additional Information (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Statutory Accounting Practices [Line Items]
Statutory capital and surplus	$ 5,255,180	$ 4,426,168
Statutory restrictions on dividend	In accordance with Minnesota Statutes, the Company may declare and pay from its surplus cash dividends of not more than the greater of 10% of its beginning-of-the-yearstatutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year.
Ordinary dividend which can be paid without approval	$ 525,518